UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)                    September 12, 2011

FRIENDFINDER NETWORKS INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada

001-34622

13-3750988

(State or Other Jurisdiction of Incorporation)

(Commission File Number)

(IRS Employer Identification No.)

6800 Broken Sound Parkway, Suite 200

Boca Raton, Florida

33487

(Address of Principal Executive Offices)

(Zip Code)

(561) 912-7000

(Registrant’s Telephone Number, Including Area Code)

n/a

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 – Regulation FD Disclosure

In compliance with Regulation FD, FriendFinder Networks Inc. (the “Company”) is releasing a presentation which the Company intends on presenting at upcoming conferences and meetings relating to the Company’s operational results and financial results.  This presentation is being furnished in this report in accordance with Item 7.01 of Form 8-K and shall not be deemed incorporated into any other filing of the Company with the Securities and Exchange Commission.

Item 9.01.

Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are furnished as part of this report.

Exhibit No.	Description

99.1	Presentation by FriendFinder Networks Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 12, 2011

FRIENDFINDER NETWORKS INC.

By: /s/ Ezra Shashoua

Name:  Ezra Shashoua

Title:  Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Presentation by FriendFinder Networks Inc